Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
X
In re: :	Chapter 11
:
BLOCKBUSTER INC., et al.[1] :	Case No: 10-14997
:
Debtors. :	Jointly Administered
X

Monthly Operating Report For the Period

From January 31, 2011 to February 27, 2011

DEBTORS’ ADDRESS:	1201 Elm Street
Dallas, Texas 75270
Telephone: (214) 854-3000
Facsimile: (214) 854-4848

DEBTORS’ ATTORNEYS:	Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8800
Facsimile: (212) 310-8007
-and-
Martin A. Sosland (admitted pro hac vice)
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (214) 746-7700

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Bruce Lewis	3/28/2011
Bruce Lewis
Senior Vice President and Controller
Blockbuster Inc.

[1]

The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Blockbuster Inc. (5102); Blockbuster Canada Inc. (1269); Blockbuster Digital Technologies Inc. (9222); Blockbuster Distribution, Inc. (0610); Blockbuster Gift Card, Inc. (1855); Blockbuster Global Services Inc. (3019); Blockbuster International Spain Inc. (7615); Blockbuster Investments LLC (6313); Blockbuster Procurement LP (2546); Blockbuster Video Italy, Inc (5068); Movielink, LLC (5575); Trading Zone Inc. (8588); and B2 LLC (5219).

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

		Federal Tax I.D. #	52-1655102

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

FORM MOR

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(in millions)

	4 weeks ended 2/27/2011	For the Period 1/3/2011-2/27/2011
Cash flows from operating activities:
Net income (loss)	$(44.8)	$(68.4)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and intangible amortization	6.4	11.0
Rental library purchases	(23.3)	(33.7)
Rental library amortization	26.8	47.5
Loss on sale/disposal of store operations	—	—
Impairment of long-lived assets	—	—
Non-cash share-based compensation	—	—
Gain on sale of store operations	—	—
Deferred taxes and other	(0.7)	8.8
Changes in operating assets and liabilities:
Change in receivables	0.2	2.1
Change in merchandise inventories	9.0	12.4
Change in prepaid and other assets	8.0	15.3
Change in accounts payable	(3.9)	(1.3)
Change in accrued expenses and other liabilities	15.7	4.0

Net cash provided by (used in) operating activities	(6.6)	(2.3)

Cash flows from investing activities:
Capital expenditures	(0.8)	(2.6)
Change in restricted cash	—	—
Proceeds from sale of store operations	—	—
Other investing activities	0.3	0.4

Net cash provided by (used in) investing activities	(0.5)	(2.2)

Cash flows from financing activities:
Proceeds from DIP Financing	—	—
Repayments on DIP Financing	—	—
Repayments on senior secured notes	—	—
Debt financing costs	—	—
Capital lease payments	(0.3)	(0.5)

Net cash provided by (used in) financing activities	(0.3)	(0.5)

Effect of exchange rate changes on cash	—	—

Net (decrease)increase in cash and cash equivalents	(7.4)	(5.0)
Cash and cash equivalents at beginning of period	68.6	66.2

Cash and cash equivalents at end of period	$61.2	$61.2

FORM MOR-1

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

GL#	Bank Name	Bank Balance	Deposits & Transfers in Transit	O/S, Bank Service Charges, Adjustments to GL	Other Reconciling Items	GL Balance
575.1017.0003	Wachovia ProCo	$87,492	$—	$—	$—	$87,492
80017.1017.0005	JPM Chase Lockbox	129,446	—	(150)	—	129,296
25.1017.0006	Wells Fargo Avista Funding	204,601	152,533	—	—	357,134
03101.1017.0006	Wachovia Funding	874,058	—	—	—	874,058
03501.1017.0006	JPM Chase Met Life Funding	120,071	—	—	—	120,071
03101.1019	Wachovia Cash Concentration	—	2,184,071	—	—	2,184,071
25.1024	Right of Setoff	—	—	—	—	88,287
25.1025	Wells Fargo Avista Disbursements	—	—	(224,928)	—	(224,928)
575.1025	Wachovia ProCo AP Disbursements	—	—	(1,675)	—	(1,675)
03101.1025	Wachovia AP Disbursements	—	—	(2,183,768)	—	(2,183,768)
03501.1025	BofA Sedgwick Ins Disbursements	127,201	—	(215,994)	—	(88,793)
80017.1025	BofA AP Disbursements	—	—	—	—	—
03101.1026	Wachovia EFT	—	—	—	—	—
03101.1032	Wachovia Payroll Disbursements	—	—	(3,921,971)	8,567	(3,913,404)
xxxxx.10370000	Single Store depository only accounts	—	—	—	—	792,186
xxxxx.10380000	Store concentration accounts	2,601,235	5,628,806	(15,297)	(152,630)	8,062,114
03101.10390000	Bank of New York Returned Checks	556	—	—	—	556
xxxxx.10480000	Cash - Store Drawer	—	—	—	—	2,132,260
1049.0001	OL NRP Sale-Corp E-Comm	—	—	—	(3,910)	(3,910)
1049.0002	OL NRP Return - Corp Ecomm	—	—	—	2,381	2,381
1049.0005	Ecomm Tender Clearing	—	—	—	—	—
1049.0006	Ecomm Refund Clearing	—	—	—	787	787
1049.0008	Ecomm Digital Rental	—	—	—	(9,601)	(9,601)
1049.0009	Ecomm Digital Rental Refund	—	—	—	143	143
1049.0010	Host Payment Tender Clearing	—	—	—	(6,524)	(6,524)
xxxxx.1060.0001	Mastercard/Visa Draft Capture	—	10,387,429	—	(211,409)	10,176,020
xxxxx.1060.0002	American Express Draft Capture	—	1,030,324	—	(11,067)	1,019,257
xxxxx.1060.0004	Discover Draft Capture	—	756,664	—	(5,531)	751,134
xxxxx.1060.0006	Debit Card Draft Capture	—	5,588,321	—	(659)	5,587,661
xxxxx.1060.0007	E-check Draft Capture	—	46,079	—	—	46,079
xxxxx.1060.0011	Paypal Draft Capture	—	28,491	—	(2,567)	25,924
03101.1078.0004	Wachovia Overnight Investment	29,507,000	5,529,322	—	—	35,036,322
25.1078.0005	Citigroup Investments	193,961	—	2	—	193,963

	Total Cash & Cash Equivalents	$33,845,621	$31,332,039	$(6,563,781)	$(392,020)	$61,234,592

*	Single store depository accounts are reconciled one month in arrears.

Note: Due to the voluminous nature of the request for the Debtors’ bank statements and disbursement journals, summaries of these requests have been provided.

FORM MOR-1 (CONT.)

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

STATEMENT OF OPERATIONS (Income Statement)

(in millions)

	4 weeks ended 2/27/2011	For the Period 1/3/2011-2/27/2011
Revenues:
Base rental revenues	$83.2	$175.0
Previously rented product (“PRP”) revenues	39.2	60.3

Total rental revenues	122.4	235.3
Merchandise sales	17.7	33.1
Other revenues	3.1	6.4

	143.2	274.8

Cost of sales:
Cost of rental revenues	46.5	93.3
Cost of merchandise sold	15.6	27.4

Total cost of sales	62.1	120.7

Gross profit	81.1	154.1

Operating expenses:
General and administrative	99.7	183.5
Advertising	2.5	3.2
Depreciation and intangible amortization	6.4	11.0
Impairment of goodwill and other long-lived assets	—	—

	108.6	197.7

Operating income (loss)	(27.5)	(43.6)
Interest expense	0.2	0.4
Interest income	—	—
Other items, net	0.4	0.4

Income (loss) from continuing operations before reorganization items and income taxes	(28.1)	(44.4)
Reorganization items, net (income)/loss	13.1	16.0
(Benefit)/provision for income taxes	0.3	0.6
Equity in (income)/loss of non-debtor subsidiaries	3.3	7.4

Income (loss) from continuing operations	(44.8)	(68.4)
Income (loss) from discontinued operations, net of tax	—	—

Net income (loss)	(44.8)	(68.4)
Preferred stock dividends	—	—

Net income (loss) applicable to common stockholders	$(44.8)	$(68.4)

FORM MOR-2

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

BALANCE SHEET

(in millions)

As of 2/27/2011
Assets
Current assets:
Cash and cash equivalents	$61.2
Receivables, less allowances	33.4
Receivables from non-debtor subsidiaries	28.2
Merchandise inventories	88.0
Rental library, net	175.6
Prepaid and other current assets	71.5

Total current assets	457.9
Property and equipment, net	109.6
Deferred income taxes	77.0
Investment in non-debtor subsidiaries	277.1
Intangibles, net	5.0
Restricted cash	34.3
Other assets	37.8

$998.7

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$146.0
Accrued expenses	177.1
Debtor-in-possession loan	—
Deferred income taxes	77.0

Total current liabilities	400.1
Other liabilities	11.5

411.6
Liabilities subject to compromise	1,197.3

1,608.9

Total stockholders’ equity (deficit)	(610.2)

$998.7

FORM MOR-3

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$9,780	$3,170,591	$(3,171,459)	$8,911
FICA-Employee	—	1,733,257	(1,733,257)	—
FICA-Employer	(8,695)	2,324,707	(2,325,604)	(9,592)
Unemployment	238,360	207,651	—	446,011
Income	—	—	—	—
Other:	—	—	—
Total Federal Taxes	239,444	7,436,207	(7,230,321)	445,330
State and Local
Withholding	66,749	825,525	(819,262)	73,012
Sales	5,853,009	9,668,513	(9,734,334)	5,787,189
Excise	—	—	—
Unemployment	1,036,167	873,224	(3,836)	1,905,555
Real Property[1,2]	(9,692)	20,368	—	10,675
Personal Property[2]	2,253,095	450,106	(142,086)	2,561,115
Other: Income/Franchise[3]	2,005,494	199,132	(39,283)	2,165,343
Total State and Local	11,204,821	12,036,868	(10,738,801)	12,502,889

Total Taxes	$11,444,265	$19,473,075	$(17,969,121)	$12,948,219

	SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payable.
	Number of Days Past Due
DESCRIPTION	Current	0-30	31-60	61-90	Over 91	Total
AP - Product	$57,412,455	$22,055,558	$12,333,999	$290,369	$(3,868,068)	$88,224,313
AP - Legal & Professional Fees	750,981	3,814,461	67,714	532,406	938,064	6,103,626
AP - Other	8,091,705	4,075,067	519,170	349,207	(470,848)	12,564,302

TOTAL POST-PETITION DEBTS[4]	$66,255,141	$29,945,086	$12,920,883	$1,171,982	$(3,400,852)	$106,892,241

Explain how and when the Debtor intends to pay any past due post-petition debts.

Past due product amounts pending accommodation agreements. Past due legal amounts pending other requirements.
Other past due amounts reflect normal processing lag time, vendors not submitting invoices in a timely manner and certain contracts under negotiation.
Past due Other amounts pending claim neutrality analysis.
Items delayed by processing lag are normally paid within 60 days.
Past due credits reflect payments in advance and product return credits.

1 - Blockbuster leases the substantial majority of its stores. Accordingly, real property taxes paid pursuant to such lease obligations are not reported herein as such payments are captured within leases payable.

2 - The Real Property and Personal Property taxes are considered “postpetition” based off of when the payment is assessed by the taxing authority.

3 - Although Franchise/Income taxes are “incurred” on an accrual basis, we have included prepetition accruals since the payments for these taxes will be based on the entire year.

4 - Variance to total accounts payable on Balance Sheet is due to pre-petition balances that are not subject to compromise and have been approved for payment by order of the Bankruptcy Court or relate to various accounts payable accrual amounts that are not aged.

5 - Due to the voluminous nature of the request for the Debtors’ listing of aged accounts, a summary has been provided.

6 - Due to the voluminous nature of this request, the Debtors have not included copies of Form 6123 and tax returns filed during this period.

FORM MOR-4

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$33,432,873
Plus: Amounts billed during the period	6,699,326
Less: Amounts collected during the period	(5,912,861)
Less: Amounts written off during the period	(2,046,123)
Less: Amounts reserved during the period	—
Change in store accounts receivable, net	1,074,030

Total Accounts Receivable at the end of the reporting period***	$33,247,244

Accounts Receivable Aging	11/28/2010
0 - 30 days old	$15,747,978
31 - 60 days old	3,653,944
61 - 90 days old	173,294
91 - 120 days old	1,116,681
121+ days old	1,846,778
Total Aged Accounts Receivable	22,538,675
Store Accounts Receivable[1]	17,133,296
Total Accounts Receivable	39,671,972
Less: Bad Debts (Amount considered uncollectible)	(6,424,678)

Net Accounts Receivable***	$33,247,293

1 -     All store accounts receivable are less than 90 days.

***	Variance to balance sheet is international franchise receivables.

TAXES RECONCILIATION AND AGING

Taxes Payable	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$445,330					$445,330
State and Local	12,502,889					12,502,889
Other	—

Total Taxes Payable	$12,948,219					$12,948,219

FORM MOR-5

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
(1) NONE
TOTAL PAYMENTS TO INSIDERS

(1)	No payments other than ordinary wages and benefits occurred during the reporting period.

	PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID 1/31/2011 -2/27/2011	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
SIDLEY AUSTIN LLP (1)	9/27/2010	$2,909,389	$667,867	$1,898,582	$1,010,807
JEFFERIES & COMPANY INC (1)	9/27/2010	710,882	—	596,831	114,051
ALVAREZ & MARSAL NORTH AMERICA LLC (3)	10/27/2010	1,492,945	—	1,115,954	376,991
ROTHSCHILD INC (3)	11/2/2010	549,844	118,002	330,253	219,591
KURTZMAN CARSON CONSULTANTS LLC (3)	9/23/2010	2,644,071	1,382,522	2,644,071	—
DJM ASSET MANAGEMENT LLC (3)	11/23/2010	150,000	—	150,000	—
RETAIL REGROUP INC (3)	11/23/2010	150,000	—	150,000	—
DELOITTE TAX LLP (3)	11/9/2010	544,181	189,987	299,571	244,610
SKADDEN ARPS SLATE MEAGHER & FLOM LLP (1)	9/27/2010	189,903	103,878	170,063	19,840
KORN/FERRY INTERNATIONAL (3)	11/10/2010	150,553	8,626	131,629	18,924
COOLEY GODWARD KRONISH LLP (2)	11/23/2010	1,869,535	325,048	1,020,780	848,755
FTI CONSULTING (2)	12/2/2010	679,033	108,169	325,368	353,665
BLOODWORTH CARROLL & BANOWSKY PC (3)	11/23/2010	143,145	27,000	45,000	98,145
RAY & GLICK LTD. (3)	11/23/2010	588,750	19,000	100,000	488,750
CHAIKEN LEGAL GROUP PC (3)	11/23/2010	292,405	29,000	76,000	216,405
SHEPPARD MULLIN (1)	9/27/2010	327,327	—	327,327
WEIL GOTSHAL (3)	10/27/2010	3,180,844	—	—	3,180,844
PRICEWATERHOUSE COOPERS (3)	2/8/2011	1,425,222	—	—	1,425,222
DELOITTE FINANCIAL ADVISORY (3)	2/8/2011	360,866	—	—	360,866

TOTAL PAYMENTS TO PROFESSIONALS		$18,358,895	$2,979,099	$9,381,431	$8,977,465

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
(1)	Fees paid pursuant to the DIP Financing Order for professionals of the DIP lenders and DIP Agent.
(2)	Fees for professionals retained to represent Unsecured Creditors’ Committee
(3)	Fees for professionals retained to represent Blockbuster Inc.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST - PETITION
DIP Financing	$—	$—	$—
DIP Interest		—	—
Leases Payable	28,736,332	27,430,879	(25,356)
Adequate Assurance Payments - Utilities	—	—	—
Adequate Assurance Payments - Insurance	—	—	—

TOTAL PAYMENTS		$27,430,879	$(25,356)

FORM MOR-6

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	1/31/2011 -2/27/2011

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X

8	Are any post petition payroll taxes past due?		X

9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X

11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post petition creditors delinquent?	X

14	Are any wage payments past due?		X

15	Have any post petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

6	Pre-petition amounts have been paid under respective Court orders.

7	Subject to the provisions of the DIP Financing Order and agreement with the lenders thereunder, the Debtors are authorized to enter into certain limited ordinary course intercompany transactions with their foreign non-debtor affiliates. During this period, the Debtors have entered into such ordinary course transactions that have resulted in receivables from these foreign non-debtor affiliates.

12	Pre-petition taxes have been paid under the Final Order Pursuant to 11 U.S.C. §§ 105(a), 363(b), 507(a)(8), and 541 and Fed R. Bank. P.6003 and 6004 Authorizing Debtors to Pay Prepetition Taxes and Assessments [Docket No. 355].

13	Past due amounts reflect normal processing lag time, vendors not submitting invoices in a timely manner and certain contracts under negotiation. Items delayed by processing lag are normally paid within 60 days.

FORM MOR-7